La Salle Bank                             LaSalle Bank, N.A.
ABN AMRO                                  135 South LaSalle Street
                                          Suite 1625
                                          Chicago, IL 60603




          Management's Assertion on Compliance with Item 1122 Criteria

LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in
Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122 Servcing Criteria to be Addressed in Assessment of Compliance" (the "Servicing Criteria"),

The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006 and for the period of January 1, 2006 through December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, the Asserting Party believes that, for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission for in the servicing activities it performs in the asset-backed securities transactions on Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.

Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the Servicing Criteria as of December 31, 2006 and for the Reporting Period.
The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.

LaSalle Bank National Association


By: /s/ Barbara L. Marik
     -------------------

Name:   Barbara L. Marik
Title:  First Vice President
Date:   February 28, 2007











                                    Exhibit A

                              1122 Servicing Criteria
                  to be addressed in an Assessment of compliance

--------------------------------------------------------------------------------------------------------------------------------
  Reg AB                                                                         Obligations of
  Reference                           Servicing Criteria                           LaSalle Bank
                                                                               National Association
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any                X
1122(d)(1)(i)     performance or other triggers and events of default in
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
1122(d)(1)(ii)    third parties, policies and procedures are instituted
                  to monitor the third party's performance and                         X
                  compliance with such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to
1122(d)(1)(iii)   maintain a back-up servicer for the pool assets are
                  maintained.
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is
1122(d)(1)(iv)    in effect on the party participating in the servicing                X
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the                       X
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days of
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor         X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash          X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash               X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured          X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets
1122(d)(2)(v)     the requirements of Rule 13k-1(b)(1) of this chapter.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized        X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all              X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations (A) Are mathematically accurate; (B) Are
                  prepared within 30 calendar days after the bank statement
                  cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by
                  someone other than the person who prepared the reconciliation;
                  and (D) contain explanations for reconciling items. These
                  reconciling items are resolved within 90 calendar days of
1122(d)(2)(vii)   their original identification, or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the            X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically,
1122(d)(3)(i)     such reports (A) are prepared in accordance with timeframes and

---------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                  other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
                  Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in                X
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two               X
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports                X
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as                X
                  required by the transaction agreements or related pool
1122(d)(4)(i)     asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as                  X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool            X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned
1122(d)(4)(x)     to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
1122(d)(4)(xi)    least 30 calendar days prior to these dates, or such other
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                  number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item         X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

                                    EXHIBIT B
                                2006 Transactions

-------------------------------------------------------------------------------------------------------
            Non-Specific Transactions                        Nominal Trustee Transactions
-------------------------------------------------------------------------------------------------------
               ACE Series 2006-GP1                          Bear Stearns Series 2006-PWR11
-------------------------------------------------------------------------------------------------------
     Banc of America Comm. Mtge Series 2006-2               Bear Stearns Series 2006-PWR12
-------------------------------------------------------------------------------------------------------
     Banc of America Comm. Mtge Series 2006-5               Bear Stearns Series 2006-PWR13
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-AQ1                     Bear Stearns Series 2006-PWR14
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-EC1                     Bear Stearns Series 2006-TOP22
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-EC2                     Bear Stearns Series 2006-TOP24
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE1                     GSAA Home Equity Trust 2006-14
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE2                          GSAMP Series 2006-HE3
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE3                          GSAMP Series 2006-HE4
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE4                          GSAMP Series 2006-HE5
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE5                          GSAMP Series 2006-HE6
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE6                          GSAMP Series 2006-HE7
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE7                          GSAMP Series 2006-HE8
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE8                       JP Morgan Series 2006-LDP9
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-HE9                    Morgan Stanley Series 2006-TOP21
-------------------------------------------------------------------------------------------------------
          Bear Stearns Series 2006-HE10                    Morgan Stanley Series 2006-TOP23
-------------------------------------------------------------------------------------------------------
           Bear Stearns Series 2006-PC1                Morgan Stanley Capital I Series 2006-HQ10
-------------------------------------------------------------------------------------------------------
          Bear Stearns ABS Series 2006-1                 Morgan Stanley Mtg Loan Trust Series
                                                                      2006-16ARX
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL1      Morgan Stanley Mtg Loan Trust Series 2006-1AR
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL2      Morgan Stanley Mtg Loan Trust Series 2006-3AR
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL3      Morgan Stanley Mtg Loan Trust Series 2006-5AR
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL4      Morgan Stanley Mtg Loan Trust Series 2006-6AR
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL5      Morgan Stanley Mtg Loan Trust Series 2006-8AR
-------------------------------------------------------------------------------------------------------
  Bear Stearns Mortgage Funding Series 2006-SL6      Morgan Stanley Mtg Loan Trust Series 2006-9AR
-------------------------------------------------------------------------------------------------------
              C-BASS Series 2006-CB7                  Morgan Stanley Mtg Loan Trust Series 2006-2
-------------------------------------------------------------------------------------------------------
              C-BASS Series 2006-CB9                  Morgan Stanley Mtg Loan Trust Series 2006-7
-------------------------------------------------------------------------------------------------------
Citigroup Commercial Mortgage Trust Series 2006-C4   Morgan Stanley Mtg Loan Trust Series 2006-11
-------------------------------------------------------------------------------------------------------
Citigroup Commercial Mortgage Trust Series 2006-C5  Morgan Stanley Mtg Loan Trust Series 2006-12XS
-------------------------------------------------------------------------------------------------------
     CD Commercial Mtg. Trust Series 2006-C3        Morgan Stanley Mtg Loan Trust Series 2006-13XS
-------------------------------------------------------------------------------------------------------
               COMM Series 2006-C8                  Morgan Stanley Mtg Loan Trust Series 2006-15XS
-------------------------------------------------------------------------------------------------------
    CSFB Commercial Mtg. Trust Series 2006-C4       Morgan Stanley Mtg Loan Trust Series 2006-17XS
-------------------------------------------------------------------------------------------------------
       First Franklin MLT Series 2006-FF18               Thornburg Mtg Securities Trust Series
                                                                        2006-1
-------------------------------------------------------------------------------------------------------
        Greenwich Capital Series 2006-GG7            Thornburg Mtg Securities Trust Series 2006-2
-------------------------------------------------------------------------------------------------------
    GE Capital Comm Mtg. Corp. Series 2006-C1        Thornburg Mtg Securities Trust Series 2006-3
-------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC14              Thornburg Mtg Securities Trust Series 2006-4
-------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC15              Thornburg Mtg Securities Trust Series 2006-5
-------------------------------------------------------------------------------------------------------
           JP Morgan Series 2006-CIBC17              Thornburg Mtg Securities Trust Series 2006-6
-------------------------------------------------------------------------------------------------------
            JP Morgan Series 2006-LDP7                        ZUNI Trust Series 2006-OA1
-------------------------------------------------------------------------------------------------------
            JP Morgan Series 2006-LDP8
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
         Custodian Only Transactions             Paying Agent Only Transactions
-----------------------------------------------------------------------------------
          Basic Asset Backed 2006-1            Washington Mutual Series 2006-AR2
-----------------------------------------------------------------------------------
       Credit Suisse AB Series 2006-1          Washington Mutual Series 2006-AR6
-----------------------------------------------------------------------------------
       Credit Suisse AB Series 2006-2          Washington Mutual Series 2006-AR7
-----------------------------------------------------------------------------------
       Credit Suisse AB Series 2006-3          Washington Mutual Series 2006-AR8
-----------------------------------------------------------------------------------
       Credit Suisse AB Series 2006-4          Washington Mutual Series 2006-AR9
-----------------------------------------------------------------------------------
      Credit Suisse ARMT Series 2006-1         Washington Mutual Series 2006-AR10
-----------------------------------------------------------------------------------
      Credit Suisse ARMT Series 2006-2         Washington Mutual Series 2006-AR11
-----------------------------------------------------------------------------------
      Credit Suisse ARMT Series 2006-3         Washington Mutual Series 2006-AR12
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-1         Washington Mutual Series 2006-AR13
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-2         Washington Mutual Series 2006-AR14
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-3         Washington Mutual Series 2006-AR15
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-4         Washington Mutual Series 2006-AR16
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-5         Washington Mutual Series 2006-AR17
-----------------------------------------------------------------------------------
      Credit Suisse HEMT Series 2006-6         Washington Mutual Series 2006-AR18
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-1           Washington Mutual Series 2006-AR19
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-2           Washington Mutual Series 2006-HE1
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-3           Washington Mutual Series 2006-HE2
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-4           Washington Mutual Series 2006-HE3

-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-5           Washington Mutual Series 2006-HE4
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-6           Washington Mutual Series 2006-HE5
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-7            Washington Mutual WMALT 2006-AR1
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-8            Washington Mutual WMALT 2006-AR2
-----------------------------------------------------------------------------------
         Credit Suisse Series 2006-9            Washington Mutual WMALT 2006-AR3
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-1          Washington Mutual WMALT 2006-AR4
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-3          Washington Mutual WMALT 2006-AR5
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-4          Washington Mutual WMALT 2006-AR6
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-5          Washington Mutual WMALT 2006-AR7
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-6          Washington Mutual WMALT 2006-AR8
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-7          Washington Mutual WMALT 2006-AR9
-----------------------------------------------------------------------------------
      Credit Suisse HEAT Series 2006-8         Washington Mutual WMALT 2006-AR10
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-1         Washington Mutual WMALT 2006-1
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-4         Washington Mutual WMALT 2006-2

-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-5         Washington Mutual WMALT 2006-3
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-6         Washington Mutual WMALT 2006-4
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-7         Washington Mutual WMALT 2006-5
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-8         Washington Mutual WMALT 2006-6
-----------------------------------------------------------------------------------
     Lehman Mortgage Trust Series 2006-9         Washington Mutual WMALT 2006-7
-----------------------------------------------------------------------------------
        Lehman XS Trust Series 2006-1            Washington Mutual WMALT 2006-8
-----------------------------------------------------------------------------------
        Lehman XS Trust Series 2006-3            Washington Mutual WMALT 2006-9
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
            Non-Specific Transactions                        Nominal Trustee Transactions
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-8
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-11
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-15
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-19
------------------------------------------------------------------------------------------------
          Lehman XS Trust Series 2006-20
------------------------------------------------------------------------------------------------
       Lehman Mortgage Trust Series 2006-2
------------------------------------------------------------------------------------------------
     LB-UBS Comm. Mtge. Trust Series 2006-C1
------------------------------------------------------------------------------------------------
     LB-UBS Comm. Mtge. Trust Series 2006-C3
------------------------------------------------------------------------------------------------
     LB-UBS Comm. Mtge. Trust Series 2006-C4
------------------------------------------------------------------------------------------------
     LB-UBS Comm. Mtge. Trust Series 2006-C6
------------------------------------------------------------------------------------------------
     LB-UBS Comm. Mtge. Trust Series 2006-C7
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-MLN1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-OPT1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-WMC2
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-FF1
------------------------------------------------------------------------------------------------
     Merrill Lynch Countrywide Series 2006-1
------------------------------------------------------------------------------------------------
     Merrill Lynch Countrywide Series 2006-2
------------------------------------------------------------------------------------------------
     Merrill Lynch Countrywide Series 2006-3
------------------------------------------------------------------------------------------------
     Merrill Lynch Countrywide Series 2006-4
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-AHL1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-AR1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-FM1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-HE2
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-HE3
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-HE4
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-HE5
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-HE6
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-RM1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-RM2
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-RM3
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-RM4
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-RM5
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-SD1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-SL1
------------------------------------------------------------------------------------------------
          Merrill Lynch Series 2006-SL2
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-C1
------------------------------------------------------------------------------------------------
           Merrill Lynch Series 2006-C2
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-HQ8
------------------------------------------------------------------------------------------------
     Morgan Stanley Capital I Series 2006-HQ9
------------------------------------------------------------------------------------------------
    Morgan Stanley Capital I Series 2006-IQ11
------------------------------------------------------------------------------------------------
    Morgan Stanley Capital I Series 2006-IQ12
------------------------------------------------------------------------------------------------
  Morgan Stanley Mtg Loan Trust Series 2006-4SL
------------------------------------------------------------------------------------------------
  Morgan Stanley Mtg Loan Trust Series 2006-10SL
------------------------------------------------------------------------------------------------
  Morgan Stanley Mtg Loan Trust Series 2006-14SL

------------------------------------------------------------------------------------------------
     OWNIT Mortgage Loan Trust Series 2006-3
------------------------------------------------------------------------------------------------
     OWNIT Mortgage Loan Trust Series 2006-4
------------------------------------------------------------------------------------------------
     OWNIT Mortgage Loan Trust Series 2006-5
------------------------------------------------------------------------------------------------
     OWNIT Mortgage Loan Trust Series 2006-6
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                Custodian Only Transactions             Paying Agent Only Transactions
------------------------------------------------------------------------------------------
               Lehman XS Trust Series 2006-5
------------------------------------------------------------------------------------------
               Lehman XS Trust Series 2006-7
------------------------------------------------------------------------------------------
               Lehman XS Trust Series 2006-9
------------------------------------------------------------------------------------------
              Lehman XS Trust Series 2006-10N
------------------------------------------------------------------------------------------
              Lehman XS Trust Series 2006-12
------------------------------------------------------------------------------------------
              Lehman XS Trust Series 2006-13
------------------------------------------------------------------------------------------
              Lehman XS Trust Series 2006-17
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE1
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE2
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE3
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE4
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE5
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE6
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE7
------------------------------------------------------------------------------------------
              Morgan Stanley Series 2006-HE8
------------------------------------------------------------------------------------------
             Morgan Stanley HEL Series 2006-1
------------------------------------------------------------------------------------------
                     NYMC Series 2006
------------------------------------------------------------------------------------------
                        SAIL 2006-1
------------------------------------------------------------------------------------------
                        SAIL 2006-2
------------------------------------------------------------------------------------------
                        SAIL 2006-3
------------------------------------------------------------------------------------------
                        SAIL 2006-4
------------------------------------------------------------------------------------------
                        SARM 2006-1
------------------------------------------------------------------------------------------
                        SARM 2006-2
------------------------------------------------------------------------------------------
                        SARM 2006-3
------------------------------------------------------------------------------------------
                        SARM 2006-4
------------------------------------------------------------------------------------------
                        SARM 2006-5
------------------------------------------------------------------------------------------
                        SARM 2006-6
------------------------------------------------------------------------------------------
                        SARM 2006-7
------------------------------------------------------------------------------------------
                        SARM 2006-8
------------------------------------------------------------------------------------------
                        SARM 2006-9
------------------------------------------------------------------------------------------
                       SARM 2006-10
------------------------------------------------------------------------------------------
                       SARM 2006-11
------------------------------------------------------------------------------------------
                       SARM 2006-12
------------------------------------------------------------------------------------------
                      SASCO 2006-BC1
------------------------------------------------------------------------------------------
                      SASCO 2006-BC2
------------------------------------------------------------------------------------------
                      SASCO 2006-BC3
------------------------------------------------------------------------------------------
                      SASCO 2006-BC4
------------------------------------------------------------------------------------------
                      SASCO 2006-BC5
------------------------------------------------------------------------------------------
                      SASCO 2006-BC6
------------------------------------------------------------------------------------------
                       SASCO 2006-S1
------------------------------------------------------------------------------------------
                       SASCO 2006-S2
------------------------------------------------------------------------------------------
                       SASCO 2006-S3
------------------------------------------------------------------------------------------
                       SASCO 2006-S4
------------------------------------------------------------------------------------------
           Sequoia Alternative Loan Trust Series
                          2006-1
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
            Non-Specific Transactions                        Nominal Trustee Transactions
---------------------------------------------------------------------------------------------------
     OWNIT Mortgage Loan Trust Series 2006-7
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-1
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-2
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-3
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-4
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-5
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-6
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-7
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-8
---------------------------------------------------------------------------------------------------
            SACO I Trust Series 2006-9
---------------------------------------------------------------------------------------------------
           SACO I Trust Series 2006-10
---------------------------------------------------------------------------------------------------
           SACO I Trust Series 2006-12
---------------------------------------------------------------------------------------------------
              SATURNS Series 2006-1
---------------------------------------------------------------------------------------------------
              SATURNS Series 2006-2
---------------------------------------------------------------------------------------------------
               TILES Series 2006-1
---------------------------------------------------------------------------------------------------
        Wachovia Bank CMT Series 2006-C24
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
            Custodian Only Transactions             Paying Agent Only Transactions
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------

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